Exhibit 99.2

Q2 2018 Earnings April 25, 2018

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of the U.S. Tax Cuts and Jobs Act. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2017 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Q2 performance above guidance with double digit sales and adjusted EPS growth Y/Y Sales of $3.7B, up 16% Y/Y and up 7% organically Transportation grew 10% organically, well above market, with growth in all businesses and regions Industrial grew 6% organically driven by Industrial Equipment, Commercial Aerospace and Defense Communications grew 1% organically, with 10% combined organic growth in Data and Devices and Appliances offsetting SubCom declines Orders up 6% Y/Y organically, excluding SubCom, with a book to bill of 1.03; growth in all businesses Delivered Adjusted EPS growth of 19% Adjusted operating margins of 17.0%, with expansion in the Transportation and Industrial segments Adjusted EPS of $1.42, with the Y/Y increase driven by operational strength and the benefit of currency translation Free Cash Flow of $234M with $309M returned to shareholders Raising FY18 Sales and Adjusted EPS guidance Increasing reported growth to 11%, organic growth up from 5% to 6% Raising adjusted EPS from $5.45 to $5.55 at the mid-point, up 15% year-over-year Q2 Highlights 3 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Reported FY17 FY18 FY18 Q2 Y/Y Growth Q2 Q1 Q2 Reported Organic Transportation 1,811 2,129 2,139 18% 7% Industrial 927 942 1,048 13% 5% Communications Ex SubCom* 446 454 492 10% 6% Total TE Ex SubCom* 3,184 3,525 3,679 16% 6% Book to Bill Ex SubCom* 1.06 1.06 1.03 Segment Orders Summary ($ in millions) 4 Transportation growth driven by Europe and the Americas; growth in all businesses Industrial growth in all regions with strength in AD&M and Industrial Equipment Communications growth driven by Data and Devices and Appliances SubCom cycle healthy with over $600M of orders for new projects YTD Continued order momentum with growth in all businesses *SubCom is a project based business and excluded from the summary to provide a comparable view of orders in each period.

Y/Y Growth Rates Reported Organic Automotive $1,571 20% 7% Commercial Transportation 333 34% 24% Sensors 230 16% 8% Transportation Solutions $2,134 22% 10% $ in Millions Sales Business Performance Reported Up 22% Organic Up 10% Y/Y Growth Rates Reported Organic Orders $2,139 18% 7% Adjusted Operating Margin Transportation Solutions 5 Adjusted EBITDA Margin 24.2% 24.9% Automotive sales significantly above auto production trends, driven by content expansion and growth across all regions, with particular strength in Europe, China and the Americas Commercial Transportation organic growth well above market with content gains and balanced growth across all regions and sub markets Sensors organic growth driven by auto, commercial transportation and industrial applications Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Margin expansion of 80 basis points Y/Y in line with expectations $1,755 $2,134 Q2 2017 Q2 2018 19.3% 20.1% Q2 2017 Q2 2018

Y/Y Growth Rates Reported Organic Industrial Equipment $496 19% 9% Aerospace, Defense and Marine 298 11% 5% Energy 178 7% (1)% Industrial Solutions $972 14% 6% $ in Millions Sales Industrial Equipment organic growth across all regions driven by factory automation applications AD&M organic growth driven by Commercial Air and Defense Energy performance driven by weakness in Europe partially offset by strength in the Americas Business Performance Reported Up 14% Organic Up 6% Adjusted Operating Margin Industrial Solutions 6 Y/Y Growth Rates Reported Organic Orders $1,048 13% 5% Margin expansion of 100 basis points, driven by operating leverage Adjusted EBITDA Margin 17.1% 18.3% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for descriptions and reconciliations. $853 $972 Q2 2017 Q2 2018 12.9% 13.9% Q2 2017 Q2 2018

Y/Y Growth Rates Reported Organic Data & Devices $258 11% 7% Appliances 198 20% 14% SubCom 183 (17)% (17)% Communications Solutions $639 3% 1% $ in Millions Sales Data & Devices organic growth across all regions driven by high speed connectivity in the data center Appliances driven by double-digit growth in all regions and continued share gains SubCom performance continued to be impacted by program ramp-up delay Continued order momentum with backlog >$1B Business Performance Reported Up 3% Organic Up 1% Y/Y Growth Rates Reported Organic Orders ex SubCom $492 10% 6% Adjusted Operating Margin Margin expansion in Appliances and D&D more than offset by SubCom decline 7 Communications Solutions Adjusted EBITDA Margin 20.0% 15.0% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for descriptions and reconciliations. 15.3% 11.3% Q2 2017 Q2 2018 $619 $639 Q2 2017 Q2 2018

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. *Represents Diluted Earnings Per Share from Continuing Operations ($ in Millions, except per share amounts) Q2 FY17 Q2 FY18 Net Sales $ 3,227 $ 3,745 Operating Income $ 481 $ 624 Operating Margin 14.9% 16.7% Acquisition Related Charges 3 5 Restructuring & Other Charges, net 59 6 Adjusted Operating Income $ 543 $ 635 Adjusted Operating Margin 16.8% 17.0% Earnings Per Share* $ 1.13 $ 1.39 Acquisition Related Charges 0.01 0.01 Restructuring & Other Charges, net 0.12 0.02 Tax Items (0.06) - Adjusted EPS $ 1.19 $ 1.42 Q2 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Operating Metrics 9 Adjusted EBITDA Margin $387 $234 Q2 2017 Q2 2018 34.4% 33.2% Q2 2017 Q2 2018 16.8% 17.0% Q2 2017 Q2 2018 21.5% 21.5% Q2 2017 Q2 2018

Q3 Outlook

	Guidance*	Highlights
Transportation Solutions	Up Mid Teens Up High Single Digits Organic	• Transportation Solutions growth driven by high single digit organic growth in Automotive and continued strong momentum in Commercial Transportation and Sensors
Industrial Solutions	Up High Single Digits Up Mid Single Digits Organic	• Industrial Solutions growth driven by strength in Industrial Equipment, Commercial Air and Defense
Communications Solutions	Down Mid Single Digits Down Mid Single Digits Organic	• Communications Solutions performance driven by above market growth in Data & Devices and Appliances offset by SubCom

TE Connectivity	Sales $3.65B to $3.7B
	Adjusted EPS $1.35 to $1.37
		• Sales up 9% Y/Y; Expect organic growth of 5% Y/Y
		• Adjusted EPS up 10% Y/Y at the midpoint
		  • FX tailwind benefiting sales by ~$120M Y/Y and Adjusted EPS by $0.05 Y/Y
		  • Y/Y tax rate negatively impacts Adjusted EPS by $0.03

Organic growth of 5% with 10% adjusted EPS growth

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

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FY18 Outlook

	Guidance*	Highlights
Transportation Solutions	Up High Teens Up High Single Digits Organic	• Expect high-single digit organic Auto growth on ~2% production growth, reflecting content gains; Expect continued market outperformance in Commercial Transportation and continued growth in Sensors
Industrial Solutions	Up High Single Digits Up Mid Single Digits Organic	• Industrial organic growth driven by Industrial Equipment and Defense markets
Communications Solutions	Down Low Single Digits Down Low Single Digits Organic	• Communications organic decline driven by SubCom offset by above market growth in Appliances and Data & Devices

TE Connectivity	Sales of $14.5B to $14.7B
	Adjusted EPS of $5.52 to $5.58
		• Raising sales guidance to 11% Y/Y; Organic growth of 6% Y/Y
		• Raising Adjusted EPS guidance to 15% Y/Y at midpoint
		  • FX tailwind benefiting sales by ~$500M Y/Y and Adjusted EPS by $0.20 Y/Y
		  • Y/Y tax rate negatively impacts Adjusted EPS by $0.08

Fiscal Year Organic growth of 6% and adjusted EPS growth of 15%

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

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Additional Information 12

Y/Y Q2 2018 13 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q2 2017 Results $3,227 $1.19 Operational Performance 287 0.17 FX Impact 231 0.10 Tax Rate Impact - (0.04) Q2 2018 Results $3,745 $1.42

Y/Y Q3 2018 14 Sales (in millions) Adjusted EPS Q3 2017 Results $3,367 $1.24 Operational Performance 188 0.10 FX Impact 120 0.05 Tax Rate Impact - (0.03) Q3 2018 Guidance $3,675 $1.36 Guidance Range: Sales of $3.65B - $3.7B Adjusted EPS of $1.35 – $1.37 New acquisitions minimally accretive in first year Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y FY 2018 15 1H 2H FY18 Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS 2017 Results $6,290 $2.34 $6,823 $2.49 $13,113 $4.83 Operational Performance 594 0.29 399 0.19 993 0.48 FX Impact 341 0.15 153 0.05 494 0.20 Share Repurchase / Interest - 0.05 - 0.07 - 0.12 Tax Rate Impact - (0.01) - (0.07) - (0.08) 2018 Guidance $7,225 $2.82 $7,375 $2.73 $14,600 $5.55 Guidance Range Sales of $14.5B - $14.7B Adjusted EPS of $5.52 - $5.58 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

($ in Millions) Q2 2017 Q2 2018 Beginning Cash Balance $665 $704 Free Cash Flow 387 234 Dividends (131) (140) Share repurchases (105) (214) Other (43) (25) Ending Cash Balance $773 $559 Total Debt $3,952 $4,010 ($ in Millions) Q2 2017 Q2 2018 Cash from Continuing Operations $521 $377 Capital expenditures, net Cash paid pursuant to collateral requirements related to cross currency swaps Pre-separation tax receipts, net (155) 21 - (199) 61 (5) Free Cash Flow $387 $234 A/R - $ $2,244 $2,643 Days Sales Outstanding* 63 64 Inventory (Excl. CIP) - $ $1,527 $1,914 Days on Hand* 65 69 Accounts Payable - $ $1,226 $1,613 Days Outstanding* 52 58 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q2 Balance Sheet & Cash Flow Summary 16

Appendix 17

18 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP financial measures) before special items including acquisition related charges, if any. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these measures to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

19 Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non-GAAP Financial Measures (cont.)

Segment Summary

	For the Quarters Ended				For the Six Months Ended			
	March 30, 2018		March 31, 2017		March 30, 2018		March 31, 2017	
($ in millions)	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 2,134		$ 1,755		$ 4,166		$ 3,430	
Industrial Solutions	972		853		1,854		1,648	
Communications Solutions	639		619		1,205		1,212	
Total	$ 3,745		$ 3,227		$ 7,225		$ 6,290	
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 428	20.1%	$ 305	17.4%	$ 848	20.4%	$ 653	19.0%
Industrial Solutions	126	13.0	88	10.3	228	12.3	158	9.6
Communications Solutions	70	11.0	88	14.2	129	10.7	165	13.6
Total	$ 624	16.7%	$ 481	14.9%	$ 1,205	16.7%	$ 976	15.5%
	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]
Transportation Solutions	$ 428	20.1%	$ 338	19.3%	$ 857	20.6%	$ 711	20.7%
Industrial Solutions	135	13.9	110	12.9	262	14.1	203	12.3
Communications Solutions	72	11.3	95	15.3	139	11.5	174	14.4
Total	$ 635	17.0%	$ 543	16.8%	$ 1,258	17.4%	$ 1,088	17.3%

[1] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

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TE connectivity

Reconciliation of Net Sales Growth – Q2 18 vs. Q2 17

	Change in Net Sales for the Quarter Ended March 30, 2018 versus Net Sales for the Quarter Ended March 31, 2017					
	Net Sales Growth		Organic Net Sales Growth [1]		Translation [2]	Acquisitions
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 262	20.0%	$ 91	7.0%	$ 118	$ 53
Commercial transportation	85	34.3	61	24.4	24	-
Sensors	32	16.2	15	7.6	17	-
Total	379	21.6	167	9.5	159	53
Industrial Solutions [3]:						
Industrial equipment	78	18.7	38	9.1	31	9
Aerospace, defense, oil, and gas	30	11.2	14	5.1	16	-
Energy	11	6.6	(2)	(1.2)	13	-
Total	119	14.0	50	5.9	60	9
Communications Solutions [3]:						
Data and devices	25	10.7	17	7.4	8	-
Subsea communications	(38)	(17.2)	(38)	(17.2)	-	-
Appliances	33	20.0	25	14.4	8	-
Total	20	3.2	4	0.6	16	-
Total	$ 518	16.1%	$ 221	6.9%	$ 235	$ 62

[1] Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 30, 2018 22 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 428 $ 2 $ (2) $ 428 $ Industrial Solutions 126 3 6 135 Communications Solutions 70 - 2 72 Total 624 $ 5 $ 6 $ 635 $ Operating Margin 16.7% 17.0% Other Income, Net 1 $ - $ - $ 1 $ Income Tax Expense (108) $ - $ - $ (108) $ Effective Tax Rate 18.0% 17.7% Income from Continuing Operations 492 $ 5 $ 6 $ 503 $ Diluted Earnings per Share from Continuing Operations 1.39 $ 0.01 $ 0.02 $ 1.42 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 31, 2017 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 305 $ - $ 33 $ - $ 338 $ Industrial Solutions 88 3 19 - 110 Communications Solutions 88 - 7 - 95 Total 481 $ 3 $ 59 $ - $ 543 $ Operating Margin 14.9% 16.8% Other Expense, Net (10) $ - $ - $ - $ (10) $ Income Tax Expense (39) $ - $ (17) $ (22) $ (78) $ Effective Tax Rate 8.8% 15.4% Income from Continuing Operations 406 $ 3 $ 42 $ (22) $ 429 $ Diluted Earnings per Share from Continuing Operations 1.13 $ 0.01 $ 0.12 $ (0.06) $ 1.19 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany transactions. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 30, 2018 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 848 $ 7 $ 2 $ - $ 857 $ Industrial Solutions 228 5 29 - 262 Communications Solutions 129 - 10 - 139 Total 1,205 $ 12 $ 41 $ - $ 1,258 $ Operating Margin 16.7% 17.4% Other Income, Net 3 $ - $ - $ (1) $ 2 $ Income Tax Expense (708) $ (2) $ (8) $ 506 $ (212) $ Effective Tax Rate 61.0% 17.5% Income from Continuing Operations 453 $ 10 $ 33 $ 505 $ 1,001 $ Diluted Earnings per Share from Continuing Operations 1.28 $ 0.03 $ 0.09 $ 1.42 $ 2.82 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 31, 2017 25 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 653 $ 1 $ 57 $ - $ 711 $ Industrial Solutions 158 5 40 - 203 Communications Solutions 165 - 9 - 174 Total 976 $ 6 $ 106 $ - $ 1,088 $ Operating Margin 15.5% 17.3% Other Expense, Net (19) $ - $ - $ - $ (19) $ Income Tax Expense (93) $ (1) $ (30) $ (52) $ (176) $ Effective Tax Rate 10.3% 17.3% Income from Continuing Operations 812 $ 5 $ 76 $ (52) $ 841 $ Diluted Earnings per Share from Continuing Operations 2.26 $ 0.01 $ 0.21 $ (0.14) $ 2.34 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 30, 2017 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 333 $ 1 $ 3 $ - $ 337 $ Industrial Solutions 100 3 14 - 117 Communications Solutions 111 - 2 - 113 Total 544 $ 4 $ 19 $ - $ 567 $ Operating Margin 16.2% 16.8% Other Expense, Net (12) $ - $ - $ 7 $ (5) $ Income Tax Expense (71) $ (1) $ (3) $ (14) $ (89) $ Effective Tax Rate 14.1% 16.7% Income from Continuing Operations 432 $ 3 $ 16 $ (7) $ 444 $ Diluted Earnings per Share from Continuing Operations 1.21 $ 0.01 $ 0.04 $ (0.02) $ 1.24 $ (2) Income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

27 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 29, 2017 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 321 $ 1 $ 7 $ 329 $ Industrial Solutions 111 - 19 130 Communications Solutions 109 - (3) 106 Total 541 $ 1 $ 23 $ 565 $ Operating Margin 15.7% 16.3% Other Income, Net 8 $ - $ - $ 8 $ Income Tax Expense (91) $ (1) $ (7) $ (99) $ Effective Tax Rate 17.5% 18.2% Income from Continuing Operations 429 $ - $ 16 $ 445 $ Diluted Earnings per Share from Continuing Operations 1.21 $ - $ 0.04 $ 1.25 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2017 28 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,307 $ 3 $ 67 $ - $ 1,377 $ Industrial Solutions 369 8 73 - 450 Communications Solutions 385 - 8 - 393 Total 2,061 $ 11 $ 148 $ - $ 2,220 $ Operating Margin 15.7% 16.9% Other Expense, Net (23) $ - $ - $ 7 $ (16) $ Income Tax Expense (255) $ (3) $ (40) $ (66) $ (364) $ Effective Tax Rate 13.2% 17.4% Income from Continuing Operations 1,673 $ 8 $ 108 $ (59) $ 1,730 $ Diluted Earnings per Share from Continuing Operations 4.67 $ 0.02 $ 0.30 $ (0.16) $ 4.83 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Gross Margin & Gross Margin Percentage 29 March 30, March 31, 2018 2017 Net Sales 3,745 $ 3,227 $ Cost of Sales 2,502 2,117 Gross Margin 1,243 1,110 Gross Margin Percentage 33.2% 34.4% Acquisition Related Charges 2 1 Adjusted Gross Margin (1) 1,245 $ 1,111 $ Adjusted Gross Margin Percentage (1) 33.2% 34.4% (1) See description of non-GAAP financial measures. For the Quarters Ended ($ in millions)

Reconciliation of Free Cash Flow 30 March 30, March 31, March 30, March 31, 2018 2017 2018 2017 Net cash provided by operating activities: 377 $ 521 $ 727 $ 925 $ Net cash used in investing activities (201) (143) (442) (297) Net cash used in financing activities (330) (283) (964) (492) Effect of currency translation on cash 9 13 20 (10) Net increase (decrease) in cash and cash equivalents (145) $ 108 $ (659) $ 126 $ Net cash provided by continuing operating activities 377 $ 521 $ 727 $ 925 $ Excluding: Receipts related to pre-separation U.S. tax matters, net (5) - (5) - Cash paid (collected) pursuant to collateral requirements related to cross currency swaps 61 21 79 (39) Capital expenditures, net (199) (155) (440) (281) Free cash flow (1) 234 $ 387 $ 361 $ 605 $ (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended For the Six Months Ended (in millions)

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended	
	March 30, 2018	March 31, 2017
	($ in millions)	
Net Income	$ 490	$ 405
Loss from discontinued operations	2	1
Income tax expense	108	39
Other (income) expense, net	(1)	10
Interest expense	29	32
Interest (income)	(4)	(6)
Operating Income	624	481
Acquisition related charges	5	3
Restructuring and other charges, net	6	59
Adjusted Operating Income[1]	635	543
Depreciation and amortization[2]	171	151
Adjusted EBITDA[1]	$ 806	$ 694
Net Sales	$ 3,745	$ 3,227
Net income as a percentage of net sales	13.1%	12.6%
Adjusted EBITDA margin[1]	21.5%	21.5%

	For the Quarters Ended							
	March 30, 2018				March 31, 2017			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating Income	$ 428	$ 126	$ 70	$ 624	$ 305	$ 88	$ 88	$ 481
Acquisition related charges	2	3	-	5	-	3	-	3
Restructuring and other charges, net	(2)	6	2	6	33	19	7	59
Adjusted Operating Income[1]	428	135	72	635	338	110	95	543
Depreciation and amortization	104	43	24	171 [2]	86	36	29	151
Adjusted EBITDA[1]	$ 532	$ 178	$ 96	$ 806	$ 424	$ 146	$ 124	$ 694
Net Sales	$ 2,134	$ 972	$ 639	$ 3,745	$ 1,755	$ 853	$ 619	$ 3,227
Operating margin	20.1%	13.0%	11.0%	16.7%	17.4%	10.3%	14.2%	14.9%
Adjusted operating margin[1]	20.1%	13.9%	11.3%	17.0%	19.3%	12.9%	15.3%	16.8%
Adjusted EBITDA margin[1]	24.9%	18.3%	15.0%	21.5%	24.2%	17.1%	20.0%	21.5%

[1] See description of non-GAAP financial measures.

[2] Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $2 million and $1 million for the quarters ended March 30, 2018 and March 31, 2017, as these charges are included in the acquisition related charges line.

31

TE connectivity

Adjusted Return on Invested Capital (ROIC)

	As of or for the Quarters Ended							
	March 30, 2018	December 29, 2017	September 29, 2017	June 30, 2017	March 31, 2017	December 30, 2016	September 30, 2016	June 24, 2016
				($ in millions)				
Operating income	$ 624	$ 581	$ 541	$ 544	$ 481	$ 495	$ 529	$ 463
Acquisition related charges	5	7	1	4	3	3	4	18
Restructuring and other charges, net	6	35	23	19	59	47	30	31
Adjusted Operating Income (1)	$ 635	$ 623	$ 565	$ 567	$ 543	$ 545	$ 563	$ 512
Amortization expense	$ 45	$ 45	$ 43	$ 43	$ 41	$ 42	$ 41	$ 40
Adjustments (2)	(2)	(1)	-	(3)	(1)	(1)	(1)	(2)
Adjusted amortization expense	$ 43	$ 44	$ 43	$ 40	$ 40	$ 41	$ 40	$ 38
Adjusted operating income plus adjusted amortization expense	$ 678	$ 667	$ 608	$ 607	$ 583	$ 586	$ 603	$ 550
Income (loss) from continuing operations before income taxes	$ 600	$ 561	$ 520	$ 503	$ 445	$ 460	$ 489	$ (228)
Acquisition related charges	5	7	1	4	3	3	4	18
Restructuring and other charges, net	6	35	23	19	59	47	30	31
Tax items	-	(1)	-	7	-	-	-	650
Adjusted income from continuing operations before income taxes	$ 611	$ 602	$ 544	$ 533	$ 507	$ 510	$ 523	$ 471
Income taxes paid, net of refunds	$ 126	$ 82	$ 67	$ 79	$ 81	$ 96	$ 64	$ 107
(Payments) refunds for tax deficiencies related to pre-separation tax matters	-	-	-	15	3	5	(22)	(6)
Payments related to income taxes on the sale of the Broadband Network Solutions business	-	-	-	-	-	-	(10)	(17)
Adjusted income taxes paid, net of refunds	$ 126	$ 82	$ 67	$ 94	$ 84	$ 101	$ 32	$ 84
Adjusted cash tax rate	20.6%	13.6%	12.3%	17.6%	16.6%	19.8%	6.1%	17.8%
Adjusted net operating profit after taxes	$ 538	$ 576	$ 533	$ 500	$ 486	$ 470	$ 566	$ 452
Trailing four quarter adjusted net operating profit after taxes	$ 2,147				$ 1,974			
Total debt	$ 4,010	$ 4,005	$ 4,344	$ 3,991	$ 3,952	$ 4,028	$ 4,070	$ 4,036
Total shareholders' equity	9,480	9,631	9,751	9,141	8,753	8,837	8,485	8,265
Invested capital	$ 13,490	$ 13,636	$ 14,095	$ 13,132	$ 12,705	$ 12,865	$ 12,555	$ 12,301
Trailing four quarter average invested capital	$ 13,588				$ 12,607			
Adjusted ROIC (1)	15.8%				15.7%			

(1) See description of non-GAAP financial measures.

(2) Includes non-cash amortization associated with fair value adjustments related to acquired customer order backlog, as these charges are included in the acquisition related charges line.

32

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 33 Outlook for Quarter Ending June 29, Outlook for 2018 (1) Fiscal 2018 (1) Diluted earnings per share from continuing operations (GAAP) $1.13 - $1.15 $3.70 - $3.76 Restructuring and other charges, net 0.20 0.34 Acquisition related charges 0.02 0.06 Tax Items - 1.42 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.35 - $1.37 $5.52 - $5.58 Net sales growth (GAAP) 8 - 10% 10 - 12% Translation (3) (4) (Acquisitions) divestitures, net (1) (1) Organic net sales growth (non-GAAP) (2) 4 - 6% 5 - 7% Effective tax rate (GAAP) 19% 41% Effective tax rate adjustments (3) - (22) Adjusted effective tax rate (non-GAAP) (2) 19% 19% (3) Includes adjustments for special tax items and the tax effect of acquisition related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of April 25, 2018. (2) See description of non-GAAP financial measures.